                                                                    EXHIBIT 99.2

Ceridian Corporation and Subsidiaries
Schedule D

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Including freight billing reclassification*
(In millions, except for per share amounts)



                                                          2001                                        2002
                                 ------------------------------------------------------  -------------------------------
                                     Q1           Q2        Q3        Q4       Total        Q1         Q2       Total
                                     --           --        --        --       -----        --         --       -----

Revenue*                         $   311.7   $  291.9  $  282.6  $  303.6  $  1,189.8    $ 301.8  $  287.8  $   589.6

Costs and Expenses
  Cost of Revenue*                   147.8      143.9     142.7     146.7       581.1      143.3     139.5      282.8
  Selling, general and
    administrative                   104.0       88.6      83.4      93.5       369.5      102.8      94.4      197.2
  Research and development            15.9       15.2      14.0      13.9        59.0       15.3      14.4       29.7
  Other expense (income)              (0.3)       0.1       0.1       -          (0.1)       -        (0.1)      (0.1)
    Total costs and expenses         267.4      247.8     240.2     254.1     1,009.5      261.4     248.2      509.6

Earnings (loss) before
  interest and taxes                  44.3       44.1      42.4      49.5       180.3       40.4      39.6       80.0

Net interest                           3.1        2.3       1.0       2.0         8.4        1.6       1.3        2.9
Earnings (loss) before
  income taxes                        41.2       41.8      41.4      47.5       171.9       38.8      38.3       77.1

Income tax provision (benefit)        14.4       14.8      14.5      17.2        60.9       14.0      13.8       27.8
Earnings (loss) from
  continuing operations          $    26.8   $   27.0  $   26.9  $   30.3  $    111.0    $  24.8  $   24.5  $    49.3

EPS                              $    0.18   $   0.18  $   0.18  $   0.20  $     0.75    $  0.16  $   0.16  $    0.32

Shares                               146.6      149.5     149.4     149.3       148.6      150.9     153.7      152.3

* Freight reclassification impact
  (offsetting amounts in HRS
  revenue and cost of revenue)   $     2.1   $    1.7  $    1.7  $    1.9  $      7.4    $  2.3  $      -   $     2.3


Ceridian Corporation and Subsidiaries
Schedule E

PRO FORMA ADJUSTMENTS TO STATEMENTS OF OPERATIONS (Unaudited)
For the Year 2001 and First Half of 2002
(In millions)

                                                                                 2001                           2002
                                                          ----------------------------------------------  --------------
                                                              Q1         Q2       Q3       Q4    Total      Q1       Q2
                                                              --         --       --       --    -----      --       --

SELLING, GENERAL & ADMINISTRATIVE
Amortization of goodwill - HRS                             $   6.7   $   6.5   $  6.5   $  6.5  $  26.2   $   -      $-
Amortization of goodwill - Comdata                             2.2       2.2      2.3      2.2      8.9       -       -
  TOTAL AMORTIZATION OF GOODWILL                               8.9       8.7      8.8      8.7     35.1       -       -

OTHER EXPENSE (INCOME)
Litigation charge - Comdata                                    -        52.4      -        -       52.4       -       -
Gains on marketable securities - Other                       (12.3)     (1.3)    (2.0)     -      (15.6)      -       -
Gains on derivative securities - HRS                          (2.6)      -        -        -       (2.6)      -       -
Asset write-downs and other unusual items - HRS                6.2       -        -        -        6.2      12.4     -
Asset write-downs and other unusual items - Comdata            6.6       -        -        -        6.6       1.5     -
Other unusual items - Other                                              -        1.3      -        1.3      (4.1)    -
  TOTAL OTHER EXPENSE (INCOME)                                (2.1)     52.4     (2.0)     -       48.3       9.8     -

INTEREST EXPENSE
Interest on Arbitron's portion of debt - Other                 4.1       -        -        -        4.1       -       -

EARNINGS BEFORE INCOME TAXES
Effect of elimination of adjustment items                  $  10.9   $  61.1   $  6.8   $  8.7  $  87.5   $   9.8   $ -

SUMMARY BY OPERATING SEGMENT
Human Resource Solutions                                      10.3       6.5      6.5      6.5     29.8      12.4     -
Comdata                                                        8.8      54.6      2.3      2.2     67.9       1.5     -
Other                                                         (8.2)      -       (2.0)     -      (10.2)     (4.1)    -
  TOTAL                                                    $  10.9   $  61.1   $  6.8   $  8.7  $  87.5   $   9.8   $ -


Ceridian Corporation and Subsidiaries
Schedule F

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Including freight billing reclassification and excluding goodwill amortization and unusual items
(In millions, except for per share amounts)


                                                     2001                                                    2002
                                   ------------------------------------------------------------  -------------------------------
                                         Q1           Q2         Q3         Q4        Total         Q1        Q2          Total
                                         --           --         --         --        -----         --        --          -----

Revenue                             $   311.7     $  291.9    $ 282.6    $ 303.6    $1,189.8     $ 301.8    $87.8     $   589.6

Costs and Expenses
  Cost of Revenue                       147.8        143.9      142.7      146.7       581.1       143.3     39.5         282.8
  Selling, general and
    administrative                      104.0         88.6       83.4       93.5       369.5       102.8     94.4         197.2
  Research and development               15.9         15.2       14.0       13.9        59.0        15.3     14.4          29.7
  Other expense (income)                 (0.3)         0.1        0.1        -          (0.1)        -       (0.1)         (0.1)
    Total costs and expenses            267.4        247.8      240.2      254.1     1,009.5       261.4     48.2         509.6

Earnings (loss) before
  interest and taxes                     44.3         44.1       42.4       49.5       180.3        40.4     39.6          80.0

Net interest                              3.1          2.3        1.0        2.0         8.4         1.6      1.3           2.9
Earnings (loss) before
  income taxes                           41.2         41.8       41.4       47.5       171.9        38.8     38.3          77.1

Income tax provision (benefit)           14.4         14.8       14.5       17.2        60.9        14.0     13.8          27.8
Earnings (loss) from
  continuing operations             $    26.8     $   27.0    $  26.9    $  30.3    $  111.0     $  24.8    $24.5     $    49.3

EPS                                 $    0.18     $   0.18    $  0.18    $  0.20    $   0.75     $  0.16    $0.16     $    0.32

Shares                                  146.6        149.5      149.4      149.3       148.6       150.9     53.7         152.3



See accompanying Schedule D for reclassification and Schedule E for pro forma adjustments.